UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)           February 28, 2007
Wilsons The Leather Experts Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-21543 (Commission File Number)	41-1839933 (IRS Employer Identification No.)

7401 Boone Ave. N. Brooklyn Park, Minnesota (Address of principal executive offices)		55428 (Zip Code)
Registrant’s telephone number, including area code           (763) 391-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 6, 2007, Wilsons The Leather Experts Inc. (the “Company”) issued the Press Release that is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 28, 2007, the employment of Megan L. Featherston, Chief Merchandising Officer, and Betty A. Goff, Vice President, Human Resources, terminated.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	The Press Release of the Company dated March 6, 2007, containing its financial results for the fourth quarter and full year ended February 3, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSONS THE LEATHER EXPERTS INC.

Date: March 6, 2007	By	/s/ Stacy A. Kruse

Stacy A. Kruse Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit
No.	Description	Method of Filing
99.1	The Press Release of the Company dated March 6, 2007, containing its financial results for the fourth quarter and full year ended February 3, 2007.	Electronic Transmission